SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                October 25, 2004


                                NOXSO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Virginia                        000-17454              54-1118334
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission file number)     (IRS employer
        incorporation)                                       identification no.)

          1065 South 500 West, Bountiful, Utah              84010
        ----------------------------------------          ----------
        (Address of principal executive offices)          (Zip code)


                                 (801) 296-6976
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 11 pages.

Item 1.01 Entry into a Material Definitive Agreement

         On October 25, 2004, the Company entered into a Consulting Agreement with Parkview Partners, ltd. ("Parkview"). Under the terms of the agreement, Parkview will advise the Company with respect to business development and may introduce the Company on a non-exclusive basis to sources of funding. Parkview will receive a cash fee and warrants in connection with the services to be rendered. A copy of the agreement is attached hereto as Exhibit 10.1.

Item 4.01 Changes in Registrant's Certifying Accountant

         On October 25, 2004, the Company's Board of Directors elected to retain HJ & Associates, LLC ("HJ") as its independent auditor and to dismiss Tanner + Co. ("Tanner"). The decision to change auditors was recommended by the Company's Board of Directors.

         The reports of Tanner on the financial statements of the Company, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph that expressed that substantial doubt existed regarding the Company's ability to continue as a going concern.. During the Company's two most recent fiscal years and all subsequent interim periods preceding such change in auditors, there was no disagreement with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Tanner ever presented a written report, or otherwise communicated in writing to the Company or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

         The Company has authorized Tanner to respond fully to the inquiries of the Company's successor accountant and Tanner has provided the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-B, that is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable

         c.       Exhibits

                  Number                 Description

                  10.1 Consulting Agreement by and between the Company and Parkview Partners, ltd.

                  16.1     Letter re: Change in Certifying Accountants

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NOXSO CORPORATION




Date: October 26, 2004                         By /s/ Richard J. Anderson
                                                  ----------------------------
                                                  Richard Anderson
                                                  President

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